UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7920

High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30
Date of reporting period: March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

High Income Opportunity

Fund Inc.

S E M I  A N N U A L   R E P O R T

MARCH 31, 2006

NVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)[i] growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has raised rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%, its highest level since April 2001. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

As expected, both short- and long-term yields rose over the reporting period. During the six months ended March 31, 2006, two-year Treasury yields increased from 4.21% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.39% to 4.86%. During much of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including

High Income Opportunity Fund Inc.	I

new Chairman Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned -0.06%.

The high yield market generated a positive return during the reporting period. The high yield market was supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. For example, automobile parts supplier Dana Corp. recently filed for bankruptcy and there are ongoing concerns about the future prospects for General Motors Corp. During the six month period ended March 31, 2006, the Citigroup High Yield Market Index[v] returned 3.22%.

Emerging markets debt continued to produce solid results over the reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 3.39% during the six-month reporting period. A strengthening global economy, solid domestic spending and high energy and commodity prices continued to support many emerging market countries. In addition, a number of these counties have strengthened their balance sheets in recent years. These positives more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended March 31, 2006, the High Income Opportunity Fund Inc. returned 4.14%, based on its net asset value (“NAV”)vii and 2.65% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 3.22% for the same time frame. The Lipper High Current Yield Closed- End Funds Category Averageviii increased 4.14%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.252 per share, (which may have included a return of capital). The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2006.

Past performance is no guarantee of future results.

II	High Income Opportunity Fund Inc.

Performance Snapshot as of March 31, 2006 (unaudited)
Price Per Share	Six-Month Total Return

$7.15 (NAV)	4.14%
$6.20 (Market Price)	2.65%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Funds that Western Asset be appointed as the advisor or sub-advisor to the Funds, subject to applicable regulatory requirements.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Mark Lindbloom assumed portfolio management responsibilities for the Fund on February 10, 2006. Mr. Leech, Mr. Walsh and Mr. Settel have been employed by

High Income Opportunity Fund Inc.	III

Western Asset for more than five years. Mr. Lindbloom joined Western Asset in 2006.

Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management , Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIOX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday

IV	High Income Opportunity Fund Inc.

through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category, and excluding sales charges.

High Income Opportunity Fund Inc.	V

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Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your distributions in the form of a cash payment, then your distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“AST” or “Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 33. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-877-366-6441.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	1

Fund at a Glance (unaudited)

Investment Breakdown

Media

Oil, Gas & Consumable Fuels

Hotels, Restaurants & Leisure

Diversified Financial Services

Wireless Telecommunication Services

Diversified Telecommunication Services

Health Care Providers & Services

Independent Power Producers & Energy Traders

Containers & Packaging

Paper & Forest Products

Food

Household Durables

Chemicals

Automobiles

Commercial Services & Supplies

Electric Utilities

Building Products

Energy Equipment & Services

Communications Equipment

Multiline Retail

Specialty Retail

Other

As a Percent of Total Investments

13.8%

7.3%

6.0%

5.5%

5.2%

4.4%

4.3%

3.8%

3.5%

3.4%

2.9%

2.7%

2.6%

2.5%

2.3%

2.3%

1.8%

1.8%

1.8%

1.8%

1.6%

18.7%

0.0%

5.0%

10.0%

15.0%

20.0%

March 31, 2006

2	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited)
HIGH INCOME OPPORTUNITY FUND INC.

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 96.2%
Aerospace & Defense — 0.9%
$750,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes,
		6.750% due 4/1/16	$761,250
1,750,000	B	DRS Technologies Inc., Senior Subordinated Notes,
		7.625% due 2/1/18	1,811,250
1,460,000	BB+	L-3 Communications Corp., Senior Subordinated Notes,
		5.875% due 1/15/15	1,397,950
650,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	698,750
		Total Aerospace & Defense	4,669,200
Airlines — 1.5%
840,000	B	American Airlines Inc., Pass-Through Certificates, Series 2001-02,
		Class C, 7.800% due 10/1/06	843,033
		Continental Airlines Inc., Pass-Through Certificates:
430,135	B+	Series 2000-2, Class C, 8.312% due 4/2/11	413,575
2,000,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	1,988,131
		United Airlines Inc., Pass-Through Certificates:
962,968	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	910,681
2,268,135	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	2,258,371
		Series 2001-1:
460,000	NR	Class B, 6.932% due 9/1/11 (a)	463,737
1,045,000	NR	Class C, 6.831% due 9/1/08 (a)	962,053
		Total Airlines	7,839,581
Auto Components — 1.0%
695,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	705,425
1,130,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes,
		9.750% due 11/1/13	994,400
625,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	689,063
1,000,000	B-	Tenneco Automotive Inc., Senior Secured Notes, Series B,
		10.250% due 7/15/13	1,115,000
276,000	BB-	TRW Automotive Inc., Senior Subordinated Notes,
		11.000% due 2/15/13	309,810
1,535,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	1,274,050
		Total Auto Components	5,087,748
Automobiles — 2.4%
		Ford Motor Co.:
9,590,000	BB-	Notes, 7.450% due 7/16/31	7,168,525
375,000	BB-	Senior Notes, 4.950% due 1/15/08	349,599

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	3

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Automobiles — 2.4% (continued)
		General Motors Corp.:
		Senior Debentures:
$1,350,000	B	8.250% due 7/15/23	$978,750
3,720,000	B	8.375% due 7/15/33	2,743,500
2,125,000	B	Senior Notes, 7.125% due 7/15/13	1,593,750
		Total Automobiles	12,834,124
Beverages — 0.2%
875,000	B	Cott Beverages USA Inc., Senior Subordinated Notes,
		8.000% due 12/15/11	899,063
Building Products — 1.8%
		Associated Materials Inc.:
4,950,000	CCC	Senior Discount Notes, step bond to yield 10.793% due 3/1/14	2,871,000
1,010,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	1,052,925
1,850,000	B-	Goodman Global Holding Co. Inc., Senior Subordinated Notes,
		Series B, 7.491% due 6/15/12 (b)	1,891,625
500,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	538,750
3,115,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	3,185,087
		Total Building Products	9,539,387
Capital Markets — 0.6%
1,690,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes,
		9.625% due 6/15/14	1,880,125
		E*TRADE Financial Corp., Senior Notes:
115,000	B+	7.375% due 9/15/13	117,875
1,365,000	B+	7.875% due 12/1/15	1,446,900
		Total Capital Markets	3,444,900
Chemicals — 2.6%
1,020,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	1,085,025
2,400,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	2,610,000
870,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	913,500
1,745,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	1,923,862
700,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	768,250
2,870,000	B-	Montell Finance Co. BV, 8.100% due 3/15/27 (c)	2,798,250
655,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	681,200
2,025,000	B-	Resolution Performance Products LLC, Senior Subordinated Notes,
		13.500% due 11/15/10	2,174,344
545,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	541,594
		Total Chemicals	13,496,025
Commercial Services & Supplies — 2.3%
2,250,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes,
		11.375% due 7/15/11	2,148,750
		Allied Waste North America Inc.:
317,000	BB-	Senior Notes, Series B, 9.250% due 9/1/12	343,549
2,580,000	BB-	Senior Secured Notes, Series B, 8.500% due 12/1/08	2,725,125

See Notes to Financial Statements.

4	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Commercial Services & Supplies — 2.3% (continued)
$1,600,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	$1,720,000
1,075,000	B-	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	1,056,188
1,000,000	BB	IKON Office Solutions Inc., 7.750% due 9/15/15	1,037,500
1,970,000	B-	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	2,137,450
1,050,000	BB-	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (c)	1,029,300
		Total Commercial Services & Supplies	12,197,862
Communications Equipment — 1.8%
6,100,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	5,535,750
1,950,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	1,794,000
2,100,000	A	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	2,077,792
		Total Communications Equipment	9,407,542
Computers & Peripherals — 0.4%
1,130,000	B+	Activant Solutions Inc., Senior Notes, 10.500% due 6/15/11	1,257,125
775,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (c)	823,438
		Total Computers & Peripherals	2,080,563
Containers & Packaging — 3.4%
1,375,000	B-	Berry Plastics Corp., Senior Subordinated Notes,
		10.750% due 7/15/12	1,519,375
965,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes,
		9.875% due 10/15/14	981,888
2,755,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes,
		9.500% due 8/15/13	2,589,700
675,000	CCC+	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	665,719
1,875,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	1,992,187
		Owens-Brockway Glass Container Inc.:
1,575,000	B	Senior Notes, 6.750% due 12/1/14	1,547,437
2,820,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	2,950,425
		Pliant Corp.:
425,000	NR	Senior Secured Second Lien Notes, 11.125% due 9/1/09 (a)	449,438
245,000	NR	Senior Subordinated Notes, 13.000% due 6/1/10 (a)	101,675
725,000	CC	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	569,125
1,550,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)	1,605,741
3,430,000	CCC+	Stone Container Finance Co. of Canada II, Senior Notes,
		7.375% due 7/15/14	3,207,050
		Total Containers & Packaging	18,179,760
Diversified Consumer Services — 1.4%
		Hertz Corp.:
725,000	B	Senior Notes, 8.875% due 1/1/14 (c)	755,813
3,510,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (c)	3,825,900
		Service Corp. International:
1,225,000	BB	Debentures, 7.875% due 2/1/13	1,300,031
1,715,000	BB	Senior Notes, 6.500% due 3/15/08	1,732,150
		Total Diversified Consumer Services	7,613,894

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	5

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Diversified Financial Services — 5.4%
		Alamosa Delaware Inc.:
$3,008,000	A-	Senior Discount Notes, 12.000% due 7/31/09	$3,256,160
568,000	A-	Senior Notes, 11.000% due 7/31/10	634,740
435,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	438,806
1,150,000	B-	CCM Merger Inc., Notes, 8.000% due 8/1/13 (c)	1,150,000
220,000	CCC+	CitiSteel USA Inc., Notes, 12.480% due 9/1/10 (b)(c)	226,600
		Ford Motor Credit Co., Notes:
1,705,000	BB-	6.625% due 6/16/08	1,614,565
925,000	BB-	7.875% due 6/15/10	867,909
350,000	BB-	7.000% due 10/1/13	313,481
		General Motors Acceptance Corp., Notes:
1,860,000	BB	6.875% due 8/28/12	1,718,024
13,010,000	BB	8.000% due 11/1/31	12,327,964
1,199,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior
		Subordinated Notes, 8.750% due 3/15/12	1,293,421
2,155,000	B+	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes,
		11.125% due 6/15/12	2,397,437
670,000	B-	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
		Senior Secured Notes, 9.000% due 7/15/14	693,450
500,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	460,000
1,225,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (c)	1,221,938
		Total Diversified Financial Services	28,614,495
Diversified Telecommunication Services — 4.3%
940,000	B-	Cincinnati Bell Inc., 7.000% due 2/15/15	935,300
1,555,000	D	GT Group Telecom Inc., Senior Discount Notes,
		13.250% due 2/1/10 (a)(d)(e)	0
2,360,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes,
		12.500% due 5/1/15 (c)	2,348,200
650,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes,
		10.500% due 11/1/10	687,375
2,425,000	B	Intelsat, Ltd., Senior Discount Notes, step bond to yield
		9.064% due 2/1/15 (c)	1,691,438
895,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	868,150
400,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	412,000
720,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	761,400
		Qwest Communications International Inc., Senior Notes:
205,000	B	7.500% due 2/15/14	212,175
590,000	B	Series B, 7.500% due 2/15/14	610,650
		Qwest Corp.:
300,000	BB	Debentures, 7.500% due 6/15/23	306,375
4,790,000	BB	Notes, 8.875% due 3/15/12	5,376,775
4,245,000	B-	Telcordia Technologies Inc., Senior Subordinated Notes,
		10.000% due 3/15/13 (c)	3,905,400
4,195,000	B-	Wind Acquisition Finance SA, 10.750% due 12/1/15 (c)	4,551,575
		Total Diversified Telecommunication Services	22,666,813

See Notes to Financial Statements.

6	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Electric Utilities — 2.2%
		Edison Mission Energy, Senior Notes:
$1,750,000	B+	10.000% due 8/15/08	$1,881,250
800,000	B+	7.730% due 6/15/09	824,000
3,000,000	B+	9.875% due 4/15/11	3,405,000
1,225,000	B-	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	1,310,750
2,350,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	2,661,375
1,605,000	B	Reliant Energy Inc., Senior Secured Notes, 9.250% due 7/15/10	1,615,031
		Total Electric Utilities	11,697,406
Electrical Equipment — 0.4%
2,060,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	2,062,210
Electronic Equipment & Instruments — 0.2%
1,125,000	CCC-	Muzak LLC/Muzak Finance Corp., Senior Notes,
		10.000% due 2/15/09	984,375
Energy Equipment & Services — 1.8%
2,655,000	B	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	3,264,429
573,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes,
		7.625% due 11/1/14 (c)	587,325
1,725,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	1,863,000
3,270,000	B	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	3,747,662
		Total Energy Equipment & Services	9,462,416
Food & Staples Retailing — 0.4%
1,845,000	B-	Rite Aid Corp., Notes, 7.125% due 1/15/07	1,865,756
Food Products — 2.5%
425,000	BB	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	452,625
		Ahold Lease USA Inc., Pass-Through Certificates:
1,276,495	BB+	Series 2001-A-1, 7.820% due 1/2/20	1,332,228
675,000	BB+	Series 2001-A-2, 8.620% due 1/2/25	726,221
995,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	1,002,463
1,125,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	1,193,906
1,535,000	BB+	Delhaize America, Inc., 9.000% due 4/15/31	1,783,186
2,575,000	B-	Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10	2,800,312
		Dole Food Co. Inc., Senior Notes:
2,025,000	B	7.250% due 6/15/10	1,918,688
575,000	B	8.875% due 3/15/11	572,125
1,675,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes,
		8.250% due 12/1/13	1,666,625
		Total Food Products	13,448,379
Health Care Providers & Services — 4.2%
2,400,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	2,544,000
1,350,000	B	Community Health Systems Inc., Senior Subordinated Notes,
		6.500% due 12/15/12	1,314,562

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	7

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 4.2% (continued)
		DaVita Inc.:
$1,200,000	B	Senior Notes, 6.625% due 3/15/13	$1,203,000
1,150,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	1,161,500
		Extendicare Health Services Inc., Senior Subordinated Notes:
775,000	B+	9.500% due 7/1/10	822,469
1,000,000	B	6.875% due 5/1/14	1,035,000
		HCA Inc., Notes:
1,150,000	BB+	6.375% due 1/15/15	1,125,016
1,210,000	BB+	7.690% due 6/15/25	1,202,465
2,675,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes,
		8.750% due 6/15/14	2,688,375
475,000	CCC+	InSight Health Services Corp., Senior Subordinated Notes, Series B,
		9.875% due 11/1/11	263,625
1,275,000	BB+	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	1,278,188
		Tenet Healthcare Corp., Senior Notes:
4,250,000	B	7.375% due 2/1/13	3,899,375
3,520,000	B	9.875% due 7/1/14	3,581,600
		Total Health Care Providers & Services	22,119,175
Hotels, Restaurants & Leisure — 5.9%
		Caesars Entertainment Inc., Senior Subordinated Notes:
1,300,000	BB+	9.375% due 2/15/07	1,343,875
1,325,000	BB+	8.875% due 9/15/08	1,421,063
2,545,000	BB+	8.125% due 5/15/11	2,780,412
1,450,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	1,464,500
3,725,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield
		9.393% due 3/15/14	2,868,250
2,625,000	B-	Herbst Gaming Inc., Senior Subordinated Notes,
		7.000% due 11/15/14	2,631,562
		Hilton Hotels Corp.:
275,000	BB	Notes, 7.625% due 12/1/12	293,659
1,360,000	BB	Senior Notes, 7.950% due 4/15/07	1,396,298
2,515,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes,
		12.000% due 11/15/10	2,728,775
1,040,000	B	Kerzner International Ltd., Senior Subordinated Notes,
		6.750% due 10/1/15	1,099,800
2,150,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,074,750
		Mandalay Resort Group, Senior Subordinated:
700,000	B+	Debentures, 7.625% due 7/15/13	726,250
1,725,000	B+	Notes, Series B, 10.250% due 8/1/07	1,824,188
		MGM MIRAGE Inc.:
2,100,000	BB	Senior Notes, 6.750% due 9/1/12	2,107,875
		Senior Subordinated Notes:
875,000	B+	9.750% due 6/1/07	915,469
1,550,000	B+	8.375% due 2/1/11	1,643,000

See Notes to Financial Statements.

8	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 5.9% (continued)
$1,400,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes,
		6.875% due 2/15/15	$1,398,250
225,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes,
		8.375% due 10/1/12	227,813
125,000	B+	Scientific Games Corp., Senior Subordinated Notes,
		6.250% due 12/15/12	122,969
1,250,000	BB+	Starwood Hotels & Resorts Worldwide Inc., Senior Notes,
		7.875% due 5/1/12	1,365,625
800,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	808,000
		Total Hotels, Restaurants & Leisure	31,242,383
Household Durables — 2.4%
1,140,000	BB+	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	1,207,382
2,000,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	2,200,000
2,440,000	BB	K Hovnanian Enterprises, Senior Notes, 7.500% due 5/15/16	2,417,711
1,350,000	BB-	KB HOME, Senior Subordinated Notes, 9.500% due 2/15/11	1,419,188
565,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes,
		step bond to yield 11.071% due 9/1/12	449,175
1,715,000	BB-	Schuler Homes Inc., Senior Subordinated Notes,
		10.500% due 7/15/11	1,830,762
2,225,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	2,336,250
875,000	B+	Standard Pacific Corp., Senior Subordinated Notes,
		9.250% due 4/15/12	900,156
		Total Household Durables	12,760,624
Household Products — 0.5%
1,440,000	CCC+	Spectrum Brands Inc., Senior Subordinated Notes,
		8.500% due 10/1/13	1,339,200
1,235,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (c)	1,185,662
		Total Household Products	2,524,862
Independent Power Producers & Energy Traders — 3.8%
965,000	B+	Aes China Generating Co., Class A, 8.250% due 6/26/10	971,079
		AES Corp., Senior Notes:
3,855,000	B	9.500% due 6/1/09	4,173,037
100,000	B	7.750% due 3/1/14	105,500
		Dynegy Holdings Inc.:
4,500,000	B-	Second Priority Senior Secured Notes, 11.100% due 7/15/08 (b)(c)	4,708,125
4,500,000	B-	Senior Debentures, 7.625% due 10/15/26	4,140,000
200,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (c)	205,000
		NRG Energy Inc., Senior Notes:
950,000	B-	7.250% due 2/1/14	967,813
4,580,000	B-	7.375% due 2/1/16	4,688,775
		Total Independent Power Producers & Energy Traders	19,959,329

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	9

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Industrial Conglomerates — 0.2%
$1,235,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (d)	$1,037,400
Insurance — 0.3%
1,680,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	1,756,786
IT Services — 0.5%
		Iron Mountain Inc., Senior Subordinated Notes:
550,000	B	8.625% due 4/1/13	574,750
2,000,000	B	6.625% due 1/1/16	1,890,000
		Total IT Services	2,464,750
Machinery — 1.3%
175,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	187,687
1,600,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (c)	1,708,000
1,600,000	B-	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,760,000
1,400,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield
		14.984% due 4/15/14	1,148,000
690,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	724,501
1,150,000	B	Terex Corp., Senior Subordinated Notes, Series B,
		10.375% due 4/1/11	1,219,000
		Total Machinery	6,747,188
Media — 13.4%
900,000	B-	Affinion Group Inc., 10.125% due 10/15/13 (c)	918,000
2,165,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes,
		11.000% due 2/1/16 (c)	2,246,187
175,000	B	Cadmus Communications Corp., Senior Subordinated Notes,
		8.375% due 6/15/14	176,750
3,925,176	B-	CanWest Media Inc., Senior Subordinated Notes,
		8.000% due 9/15/12	4,042,931
		CCH I Holdings LLC, Senior Accreting Notes:
1,960,000	CCC-	13.500% due 1/15/14	1,215,200
3,745,000	CCC-	Step bond to yield 16.097% due 5/15/14	1,966,125
5,823,000	CCC-	CCH I LLC, Senior Secured Notes, 11.000% due 10/1/15	4,869,484
		CSC Holdings Inc.:
1,875,000	B+	Senior Debentures, 7.625% due 7/15/18	1,863,281
		Senior Notes:
1,025,000	B+	7.875% due 12/15/07	1,048,063
760,000	B+	7.250% due 4/15/12 (c)	746,700
		Series B:
1,200,000	B+	8.125% due 7/15/09	1,246,500
700,000	B+	7.625% due 4/1/11	707,000
683,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes,
		Series B, 12.125% due 11/15/12	783,743
1,416,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated
		Notes, Series B, 9.875% due 8/15/13	1,573,530

See Notes to Financial Statements.

10	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Media — 13.4% (continued)
		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
$1,544,000	BB-	8.375% due 3/15/13	$1,655,940
2,250,000	BB-	6.375% due 6/15/15	2,233,125
		EchoStar DBS Corp., Senior Notes:
3,150,000	BB-	6.625% due 10/1/14	3,059,437
2,150,000	BB-	7.125% due 2/1/16 (c)	2,125,812
2,575,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	2,538,239
2,300,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield
		11.232% due 10/15/13	1,972,250
2,630,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes,
		12.250% due 2/15/11	2,800,950
950,000	B+	Intelsat Subsidiary Holding Co. Ltd., Senior Notes,
		9.614% due 1/15/12 (b)	970,188
1,655,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (c)	1,774,988
100,000	B-	LIN Television Corp., Series B, 6.500% due 5/15/13	94,500
1,880,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Debentures,
		9.500% due 6/15/13	2,039,800
3,075,000	B	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes,
		11.000% due 7/15/13	3,290,250
2,250,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes,
		7.000% due 1/15/14	2,137,500
1,505,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	1,474,900
1,060,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16 (c)	1,094,450
		R.H. Donnelley Corp.:
		Senior Discount Notes:
525,000	B	Series A-1, 6.875% due 1/15/13 (c)	493,500
950,000	B	Series A-2, 6.875% due 1/15/13 (c)	893,000
2,675,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16 (c)	2,795,375
500,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes,
		10.875% due 12/15/12 (c)	556,875
		Radio One Inc., Senior Subordinated Notes:
1,325,000	B	6.375% due 2/15/13	1,265,375
1,235,000	B	Series B, 8.875% due 7/1/11	1,302,925
		Rainbow National Services LLC:
2,540,000	B+	Senior Notes, 8.750% due 9/1/12 (c)	2,717,800
450,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (c)	506,250
1,935,000	BB+	Rogers Cable Inc., Senior Secured Second Priority Notes,
		6.750% due 3/15/15	1,983,375
2,010,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes,
		8.000% due 3/15/12	2,060,250
625,000	CCC	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	643,750
2,210,000	CCC+	WDAC Subsidiary Corp., Senior Notes, 8.375% due 12/1/14 (c)	2,193,425
601,000	B+	Yell Finance BV, Senior Discount Notes, step bond to yield
		12.263% due 8/1/11	623,538
		Total Media	70,701,261

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	11

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Metals & Mining — 1.0%
$2,075,000	B+	Aleris International Inc., Senior Secured Notes,
		10.375% due 10/15/10	$2,298,063
175,000	B	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	196,000
370,000	B-	Metals USA, Senior Secured Notes, 11.125% due 12/1/15 (c)	408,850
1,285,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	1,453,715
905,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (c)	950,250
		Total Metals & Mining	5,306,878
Multi-Utilities — 0.1%
525,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	568,662
Multiline Retail — 1.8%
		JC Penney Co. Inc., Notes:
2,325,000	BB+	8.000% due 3/1/10	2,514,674
2,177,000	BB+	9.000% due 8/1/12	2,504,477
2,805,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes,
		10.375% due 10/15/15 (c)	2,994,337
1,219,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	1,353,090
		Total Multiline Retail	9,366,578
Office Electronics — 0.4%
2,275,000	B+	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	2,366,000
Oil, Gas & Consumable Fuels — 7.2%
1,130,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp.,
		10.000% due 6/1/12	1,248,650
		Chesapeake Energy Corp., Senior Notes:
3,625,000	BB	6.625% due 1/15/16	3,634,062
1,600,000	BB	6.250% due 1/15/18	1,572,000
1,121,000	B+	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	1,207,878
		El Paso Corp., Medium-Term Notes:
750,000	B-	7.800% due 8/1/31	757,500
6,275,000	B-	7.750% due 1/15/32	6,353,437
1,000,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,000,000
1,015,000	BB+	Kerr-McGee Corp., Secured Notes, 7.875% due 9/15/31	1,164,461
735,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	755,213
2,125,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes,
		Series B, 8.750% due 7/1/12	2,279,062
		Pogo Producing Co., Senior Subordinated Notes:
2,040,000	B+	6.875% due 10/1/17	2,024,700
520,000	B+	Series B, 8.250% due 4/15/11	542,750
865,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	908,250
700,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	750,750
		Vintage Petroleum Inc.:
1,210,000	A-	Senior Notes, 8.250% due 5/1/12	1,287,138
1,600,000	A-	Senior Subordinated Notes, 7.875% due 5/15/11	1,664,192
1,125,000	B-	Whiting Petroleum Corp., Senior Subordinated Notes,
		7.000% due 2/1/14	1,119,375

See Notes to Financial Statements.

12	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 7.2% (continued)
		Williams Cos. Inc.:
		Notes:
$2,950,000	B+	7.875% due 9/1/21	$3,186,000
3,780,000	B+	8.750% due 3/15/32	4,441,500
1,825,000	B+	Senior Notes, 7.625% due 7/15/19	1,952,750

		Total Oil, Gas & Consumable Fuels	37,849,668

Paper & Forest Products — 3.4%
1,150,000	B+	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	1,037,875
2,525,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B,
		9.750% due 6/15/14	2,518,687
1,550,000	B-	Blue Ridge Paper Products Inc., Senior Secured Notes,
		9.500% due 12/15/08	1,371,750
2,300,000	B+	Bowater Inc., Debentures, 9.500% due 10/15/12	2,449,500
2,930,000	B	Buckeye Technologies Inc., Senior Subordinated Notes,
		8.000% due 10/15/10	2,842,100
1,115,000	B+	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	1,126,150
1,005,000	B+	Domtar Inc., Notes, 5.375% due 12/1/13	829,125
2,495,000	B	Georgia-Pacific Corp., Senior Notes, 8.875% due 5/15/31	2,694,600
		NewPage Corp.:
700,000	CCC+	Senior Secured Notes, 10.000% due 5/1/12	738,500
2,005,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13	2,095,225

		Total Paper & Forest Products	17,703,512

Personal Products — 0.5%
550,000	CCC+	DEL Laboratories Inc., Senior Subordinated Notes,
		8.000% due 2/1/12	448,250
2,150,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	2,284,375

		Total Personal Products	2,732,625

Pharmaceuticals — 0.4%
1,980,000	CCC+	Leiner Health Products Inc., Senior Subordinated Notes,
		11.000% due 6/1/12	1,952,775

Real Estate — 1.1%
		Host Marriott LP, Senior Notes:
2,920,000	BB-	Series I, 9.500% due 1/15/07	3,014,900
1,300,000	BB-	Series O, 6.375% due 3/15/15	1,285,375
1,430,000	B	Kimball Hill Inc., Senior Subrodinated Notes,
		10.500% due 12/15/12 (c)	1,365,650

		Total Real Estate	5,665,925

Road & Rail — 0.3%
1,340,000	B+	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes,
		9.375% due 5/1/12	1,480,700

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	13

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Semiconductors & Semiconductor Equipment — 0.9%
		Amkor Technology Inc.:
$900,000	CCC+	Senior Notes, 9.250% due 2/15/08	$922,500
2,205,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	2,171,925
1,880,000	B-	MagnaChip Semiconductor, Senior Subrodinated Notes,
		8.000% due 12/15/14	1,767,200

		Total Semiconductors & Semiconductor Equipment	4,861,625

Software — 0.3%
1,640,000	B-	SunGard Data Systems Inc., Senior Subordinated Notes,
		10.250% due 8/15/15 (c)	1,734,300

Specialty Retail — 1.5%
845,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes,
		9.000% due 6/15/12	867,181
1,040,000	B	Brookstone Co. Inc., Senior Notes, 12.000% due 10/15/12 (c)	962,000
1,775,000	CCC	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	1,863,750
1,800,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	1,965,780
1,950,000	B-	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	1,915,875
565,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
		Senior Notes, 6.875% due 12/15/13	545,225

		Total Specialty Retail	8,119,811

Textiles, Apparel & Luxury Goods — 1.1%
		Levi Strauss & Co., Senior Notes:
950,000	B-	9.280% due 4/1/12 (b)	988,000
1,600,000	B-	8.875% due 4/1/16 (c)	1,612,000
1,250,000	B	Russell Corp., Senior Notes, 9.250% due 5/1/10	1,303,125
3,350,000	B-	Simmons Co., Senior Discount Notes, step bond to yield
		10.000% due 12/15/14	2,160,750

		Total Textiles, Apparel & Luxury Goods	6,063,875

Thrifts & Mortgage Finance — 1.1%
5,500,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	5,802,500

Wireless Telecommunication Services — 5.1%
2,550,000	A-	IWO Holdings Inc., Secured Notes, 8.350% due 1/15/12 (b)	2,667,938
		New Cingular Wireless Services Inc.:
2,825,000	A	Notes, 8.125% due 5/1/12	3,175,845
		Senior Notes:
4,425,000	A	7.875% due 3/1/11	4,855,048
100,000	A	8.750% due 3/1/31	127,022
3,375,000	A-	Nextel Communications Inc., Senior Notes, Series D,
		7.375% due 8/1/15	3,542,079
2,040,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	2,187,900

See Notes to Financial Statements.

14	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Wireless Telecommunication Services — 5.1% (continued)
		Sprint Capital Corp.:
$5,550,000	A-	Notes, 8.750% due 3/15/32	$6,959,189
3,250,000	A-	Senior Notes, 6.875% due 11/15/28	3,362,853
		Total Wireless Telecommunication Services	26,877,874
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $489,289,175)	507,858,565
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
9,956,016	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D,
		10.875% due 3/15/12 (a)(d)(e) (Cost — $10,770,598)	0
LOAN PARTICIPATION — 1.1%
United States — 1.1%
5,500,000	NR	UPC Broadband Inc., Term Loan, Tranche H2, 1.000% due 3/15/12
		(Bank of America) (Cost — $5,500,000)	5,541,822
Shares

COMMON STOCKS — 0.6%
CONSUMER DISCRETIONARY — 0.3%
Household Durables — 0.2%
4,660,992		Home Interiors of Gifts Inc. (d)(e)*	1,258,468
Media — 0.1%
25,216		NTL Inc.	734,038
		TOTAL CONSUMER DISCRETIONARY	1,992,506
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
73,499		Aurora Foods Inc. (d)(e)*	0
FINANCIALS— 0.0%
Diversified Financial Services — 0.0%
9,777		Outsourcing Solutions Inc. (e)*	41,553
INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
3,259		Northrop Grumman Corp.	222,557
INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
12,427		Motorola Inc.	284,703
Semiconductors & Semiconductor Equipment — 0.0%
1,372		Freescale Semiconductor Inc., Class B Shares *	38,100
		TOTAL INFORMATION TECHNOLOGY	322,803

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	15

Schedule of Investments (March 31, 2005) (unaudited) (continued)
Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares (e)*	$0
20,125	Pagemart Wireless (d)(e)*	201
	Total Diversified Telecommunication Services	201
Wireless Telecommunication Services — 0.2%
37,218	Crown Castle International Corp. *	1,055,130
	TOTAL COMMON STOCKS
	(Cost — $8,093,716)	3,634,750
CONVERTIBLE PREFERRED STOCKS — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
19,800	Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $584,350)	1,064,250
Warrants

WARRANTS — 0.1%
985	American Tower Corp., Class A Shares, Expires 8/1/08(c)*	421,174
1,705	Cybernet Internet Services International Inc., Expires 7/1/09(c)(d)(e)*	0
1,555	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(c)(d)(e)*	0
1,185	IWO Holdings Inc., Expires 1/15/11(c)(d)(e)*	0
1,000	Jazztel PLC, Expires 7/15/10(e)*	0
1,765	Merrill Corp., Class B Shares, Expires 5/1/09(c)(d)(e)*	0
245	Pliant Corp., Expires 6/1/10(c)(d)(e)*	2
6,975	RSL Communications Ltd., Class A Shares, Expires 11/15/06(d)(e)*	0
3,510	Viasystems Group Inc., Expires 1/31/10(d)(e)*	0
	TOTAL WARRANTS
	(Cost — $699,141)	421,176
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $514,936,980)	518,520,563

See Notes to Financial Statements.

16	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENT — 0.1%
Repurchase Agreement — 0.1%
$613,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement, dated 3/31/06,
	4.790% due 4/3/06; Proceeds at maturity — $613,245; (Fully collateralized by
	Federal National Mortgage Association Notes, 5.300% due 2/22/11;	$613,000
	TOTAL INVESTMENTS — 98.3% (Cost — $515,549,980#)	519,133,563
	Other Assets in Excess of Liabilities — 1.7%	9,133,309
	TOTAL NET ASSETS — 100.0%	$528,266,872

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2006.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

See page 18 for definitions of ratings.

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	17

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s Investors Service or Fitch Rating Service.

18	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (March 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $515,549,980)	$519,133,563
Cash	54
Dividends and interest receivable	11,170,703
Receivable for securities sold	348,729
Prepaid expenses	342,045
Total Assets	530,995,094
LIABILITIES:
Payable for securities purchased	2,129,312
Investment management fee payable	359,002
Deferred compensation payable	20,819
Directors’ fees payable	325
Accrued expenses	218,764
Total Liabilities	2,728,222
Total Net Assets	$528,266,872
NET ASSETS:
Par value ($0.001 par value; 73,927,179 shares issued and outstanding;
500,000,000 shares authorized)	$73,927
Paid-in capital in excess of par value	840,585,911
Undistributed net investment income	116,595
Accumulated net realized loss on investments	(316,093,144)
Net unrealized appreciation on investments	3,583,583
Total Net Assets	$528,266,872
Shares Outstanding	73,927,179
Net Asset Value	$7.15

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	19

Statement of Operations (For the six months ended March 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$22,499,852
Dividends	77,462
Total Investment Income	22,577,314
EXPENSES:
Investment management fee (Note 2)	2,095,515
Shareholder reports	117,729
Registration fees	33,544
Custody fees	27,759
Legal fees	25,618
Audit and tax	16,953
Transfer agent fees	14,833
Insurance	8,048
Directors’ fees	6,144
Miscellaneous expenses	3,479
Total Expenses	2,349,622
Less: Fee waivers and/or expense reimbursements (Note 2)	(11,599)
Net Expenses	2,338,023
Net Investment Income	20,239,291
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	6,527,066
Change in Net Unrealized Appreciation/Depreciation From Investments	(8,664,744)
Net Loss on Investments	(2,137,678)
Increase in Net Assets From Operations	$18,101,613

See Notes to Financial Statements.

20	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets
For the six months ended March 31, 2006 (unaudited) and the year ended September 30, 2005
	2006	2005
OPERATIONS:
Net investment income	$20,239,291	$38,067,236
Net realized gain	6,527,066	5,010,895
Change in net unrealized appreciation/depreciation	(8,664,744)	(12,301,915)
Increase from payment by affiliate (Note 2)	—	227,500
Increase in Net Assets From Operations	18,101,613	31,003,716
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(18,629,649)	(40,364,240)
Decrease in Net Assets From Distributions to Shareholders	(18,629,649)	(40,364,240)
Decrease in Net Assets	(528,036)	(9,360,524)
NET ASSETS:
Beginning of period	528,794,908	538,155,432
End of period*	$528,266,872	$528,794,908
*Includes undistributed (overdistributed) net investment income of:	$116,595	$(1,493,047)

See Notes to Financial Statements.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	21

Financial Highlights
For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2006(1)(2)		2005(2)		2004(2)	2003(2)	2002		2001
Net Asset Value,Beginning of Period	$7.15		$7.28		$7.08	$6.10	$7.15		$9.42
Income (Loss) From Operations:
Net investment income	0.27		0.52		0.56	0.63	0.66	(3)	0.94
Net realized and unrealized gain (loss)		(0.02)	(0.10)		0.24	1.03	(0.96	)(3)	(2.20)
Total Income (Loss) From Operations	0.25		0.42		0.80	1.66	(0.30)		(1.26)
Less Distributions From:
Net investment income		(0.25)	(0.55)		(0.57)	(0.61)	(0.67)		(1.01)
Return of capital	—		—		(0.03)	(0.07)	(0.08)		—
Total Distributions		(0.25)	(0.55)		(0.60)	(0.68)	(0.75)		(1.01)
Net Asset Value,End of Period	$7.15		$7.15		$7.28	$7.08	$6.10		$7.15
Market Price,End of Period	$6.20		$6.29		$6.83	$7.09	$6.00		$7.29
Total Return,Based on Net Asset Value Per Share(4)		4.14%	6.69	%(5)	12.05%	28.67%	(4.85)%		(14.25)%
Total Return,Based on Market Price Per Share(4)		2.65%	0.04%		4.97%	31.00%	(8.20)%		(7.85)%
Net Assets,End of Period (millions)	$528		$529		$538	$523	$442		$507
Ratios to Average Net Assets:
Gross expenses	0.90	%(6)	1.25%		1.26%	1.28%	1.23%		1.26%
Net expenses	0.90	(6)(7)	1.25		1.26	1.28	1.23		1.26
Net investment income	7.73	(6)	7.07		7.73	9.46	10.04	(3)	11.22
Portfolio Turnover Rate		37%	22%		31%	37%	77%		83%
(1)	For the six months ended March 31, 2006 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)

Effective October 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended September 30, 2002, the ratio of net investment income to average net assets would have been 10.13%. In addition, the impact of this change to net investment income and net realized and unrealized loss was $0.02 per share. Per share information, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(4)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan,

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f ) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “SBFM” or “Manager”), previously an indirect whollyowned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid the Manager a fee calculated at an annual rate of 1.15% of the Fund’s average daily net assets.

24	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Effective October 1, 2005 and under the new Investment Management agreement, effective December 1, 2005, the Fund pays the Manager a management fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended September 30, 2005, SBFM reimbursed the Fund in the amount of $227,500 for losses incurred from an investment transaction error.

For the six months ended March 31, 2006, the Manager waived an portion of its investment management fee amounting to $11,599. Such waivers are voluntary and may be reduced or terminated at any time.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the Directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. As of March 31, 2006, the Fund had accrued $20,819 as deferred compensation payable under the Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$208,211,901
Sales	181,710,284

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,880,766
Gross unrealized depreciation	(28,297,183)
Net unrealized appreciation	$3,583,583

At March 31, 2006, the Fund held loan participations with a total cost of $5,500,000 and a total market value of $5,541,822.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

4. Capital Loss Carryforward

On September 30, 2005, the Fund had a net capital loss carryforward of approximately $321,370,180 of which $6,230,750 expires in 2007, $39,805,822 expires in 2008, $69,256,717 expires in 2009, $141,417,884 expires in 2010, $62,116,725 expires in 2011 and $2,542,282 expires in 2012. This amount will be available to offset any future taxable capital gains.

5. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ thenexisting transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

26	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

High Income Opportunity Fund Inc. 2006 Semi-Annual Report	27

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

	NYSE Closing Price	Net Asset Value(1)	Distribution Paid	Distribution Reinvestment Price
Fiscal Year 2004
October 28	$7.09	$7.12	$0.0500	$7.12
November 24	7.04	7.17	0.0500	7.13
December 22	7.12	7.30	0.0500	7.17
January 27	7.27	7.45	0.0500	7.36
February 24	7.20	7.30	0.0500	7.26
March 23	7.04	7.28	0.0500	7.10
April 27	6.43	7.27	0.0500	6.59
May 25	6.56	7.07	0.0500	6.67
June 22	6.50	7.12	0.0500	6.58
July 27	6.73	7.15	0.0500	6.84
August 24	6.82	7.21	0.0500	6.92
September 21	6.84	7.28	0.0500	6.90
Fiscal Year 2005
October 26	6.91	7.32	0.0500	6.96
November 22	6.76	7.40	0.0500	6.84
December 28	6.68	7.42	0.0500	6.73
January 25	6.55	7.35	0.0450	6.63
February 22	6.54	7.40	0.0450	6.66
March 21	6.30	7.26	0.0450	6.31
April 26	6.22	7.10	0.0450	6.27
May 24	6.32	7.00	0.0450	6.39
June 21	6.46	7.15	0.0450	6.49
July 26	6.59	7.24	0.0420	6.64
August 23	6.55	7.27	0.0420	6.58
September 27	6.37	7.16	0.0420	6.40
Fiscal Year 2006
October 25	6.08	7.08	0.0420	6.12
November 21	5.99	7.05	0.0420	6.10
December 27	6.04	7.08	0.0420	6.08
January 24	6.24	7.12	0.0420	6.25
February 21	6.23	7.13	0.0420	6.30
March 28	6.21	7.15	0.0420	6.26
(1) As of record date.

28	High Income Opportunity Fund Inc. 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”).

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agree ment. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other

High Income Opportunity Fund Inc.	29

Board Approval of Management Agreement (unaudited) (continued)

CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iii) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(iv) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

30	High Income Opportunity Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

High Income Opportunity Fund Inc.	31

Additional Shareholder Information (unaudited)

Result of Annual Meeting to Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to approve a new management agreement for High Income Opportunity Fund Inc. The following table provides the number of votes cast for, against, as well as the number of abstentions and broker non-votes as to this matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	38,649,706	2,559,913	1,645,614	—

32	High Income Opportunity Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common

High Income Opportunity Fund Inc.	33

Dividend Reinvestment Plan (unaudited) (continued)

stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the fund may purchase, at market price, shares of its common stock in the open market.

34	High Income Opportunity Fund Inc.

High Income Opportunity Fund Inc.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

S. Kenneth Leech

Vice President and

Investment Officer

Steven A. Walsh

Vice President and

Investment Officer

Michael C. Buchanan

Vice President and

Investment Officer

OFFICERS (continued)

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund

Management LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

American Stock Transfer

& Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG, LLP

345 Park Avenue

New York, New York 10154

This report is transmitted to the
shareholders of High Income
Opportunity Fund Inc. for their
information. This is not a prospectus,
circular or representation intended for
use in the purchase of shares of the
Fund or any securities mentioned in
this report.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD0850 5/06                            SR06—32

High Income Opportunity Fund Inc.

HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on
Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the
Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-
SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at
www.leggmason.com/InvestorServices and (3) on the SEC’s website at
www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management[1] (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

1	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and I ts subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of High Income Opportunity Fund Inc.

Date: June 8, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of High Income Opportunity Fund Inc.

Date: June 8, 2006

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of High Income Opportunity Fund Inc.

Date: June 8, 2006